June 8, 1999

Koninklijke Ahold N.V.
Albert Heijnweg 1
1507 EH Zaandam
The Netherlands

Ahold Finance U.S.A., Inc.
913 North Market Street
Wilmington, Delaware 19801-3052

Ladies and Gentlemen:

     We have acted as special United States counsel for Koninklijke Ahold N.V., a company incorporated under the law of the Netherlands ("Royal Ahold") and Ahold Finance U.S.A., Inc., a company incorporated under the laws of Delaware ("Ahold Finance"), in connection with the preparation of:

     (1) The Registration Statement on Form F-3 and Form S-3 filed with the Securities and Exchange Commission (the "Commission") on the date hereof (the "Registration Statement"), pursuant to which:

          (a) Royal Ahold proposes to issue and sell from time to time (i) common shares, NLG 0.50 par value per share, which may be in the form of American depositary shares (the "Common Shares"), (ii) convertible preferred shares, NLG 0.50 par value per share (the "Convertible Preferred Shares"), (iii) financing preferred shares, NLG 0.50 par value per share (the "Financing Preferred Shares"), (iv) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, unsubordinated obligations of Royal Ahold (the "Senior Debt Securities"), which may be in the form of American depository notes, (v) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, subordinated obligations of Royal Ahold (the "Subordinated Debt Securities"), which may be in the form of American depository notes, (vi) warrants to subscribe for Senior Debt Securities and Subordinated Debt Securities (the "Royal Ahold Warrants"),
     (vii) guarantees of guaranteed senior debt securities of Ahold Finance (the "Guarantees of Guaranteed Senior Debt"), and (viii) guarantees of guaranteed subordinated debt securities of Ahold Finance (the "Guarantees of Guaranteed Subordinated Debt"); and

          (b) Ahold Finance proposes to issue and sell from time to time (i) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, unsubordinated obligations of Ahold Finance guaranteed by Royal Ahold (the "Guaranteed Senior Debt Securities"), (ii) debt securities consisting of debentures, notes or other evidences of indebtedness representing unsecured, subordinated obligations of Ahold Finance guaranteed by Royal Ahold (the "Guaranteed Subordinated Debt Securities"), and (iii) warrants to subscribe for Guaranteed Senior Debt Securities and Guaranteed Subordinated Debt Securities (the "Ahold Finance Warrants");

     (2) The Indenture (the "Senior Debt Indenture"), to be dated on or about the date of the first issuance of Senior Debt Securities thereunder, between Royal Ahold and The Chase Manhattan Bank, as trustee (the "Senior Debt Trustee"), filed as Exhibit 4.2 to the Registration Statement;

     (3) The Indenture (the "Subordinated Debt Indenture"), to be dated on or about the date of the first issuance of Subordinated Debt Securities thereunder, between Royal Ahold and The Bank of New York, as trustee (the "Subordinated Debt Trustee"), filed as Exhibit 4.3 to the Registration Statement;

     (4) The Indenture (the "Guaranteed Senior Debt Indenture"), to be dated on or about the date of the first issuance of Guaranteed Senior Debt Securities thereunder, among Ahold Finance, Royal Ahold, as guarantor, and The Chase Manhattan Bank, as trustee (the "Guaranteed Senior Debt Trustee"), filed as
Exhibit 4.4 to the Registration Statement;

     (5) The Indenture (the "Guaranteed Subordinated Debt Indenture"), to be dated on or about the date of the first issuance of Guaranteed Subordinated Debt Securities thereunder, among Ahold Finance, Royal Ahold, as guarantor, and The Bank of New York, as trustee (the "Guaranteed Subordinated Debt Trustee"), filed as Exhibit 4.5 to the Registration Statement;

     (6) The form of Warrant Agreement (the "Royal Ahold Warrant Agreement") between Royal Ahold and a warrant agent to be named, relating to the Royal Ahold Warrants, filed as Exhibit 4.7 to the Registration Statement;

     (7) The form of Warrant Agreement (the "Ahold Finance Warrant Agreement") between Ahold Finance and a warrant agent to be named, relating to the Warrants, filed as Exhibit 4.8 to the Registration Statement;

     (8) The form of Underwriting Agreement and related Terms Agreement attached thereto (collectively, an "Underwriting Agreement"), to be entered into in connection with offering from time to time of the Common Shares, filed as
Exhibit 1.1 to the Registration Statement;

     (9) The form of Underwriting Agreement and related Terms Agreement attached thereto (collectively, an "Underwriting Agreement"), to be entered into in connection with offering from time to time of Senior Debt Securities and
Subordinated Debt Securities, filed as Exhibit 1.2 to the Registration Statement; and

     (10) The form of Underwriting Agreement and related Terms Agreement attached thereto (collectively, an "Underwriting Agreement"), to be entered into in connection with offering from time to time of Guaranteed Senior Debt Securities and Guaranteed Subordinated Debt Securities, filed as Exhibit 1.3 to the Registration Statement.

     Based upon our examination of such documents, certificates, records, authorizations and proceedings as we have deemed relevant, it is our opinion that:

          (a) When (i) the execution of the Senior Debt Indenture has been duly authorized by Royal Ahold by appropriate corporate action, (ii) the Senior Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Royal Ahold and the Senior Debt Trustee, (iii) the issuance of the Senior Debt Securities and approval of the final terms thereof have been duly authorized by Royal Ahold by appropriate corporate action, and (iv) the Senior Debt Securities, in the form included in the Senior Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Senior Debt Indenture), have been duly executed and delivered by Royal Ahold and authenticated by the Senior Debt Trustee pursuant to the Senior Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Senior Debt Securities will constitute valid and legally binding obligations of Royal Ahold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (b) When (i) the execution of the Subordinated Debt Indenture has been duly authorized by Royal Ahold by appropriate corporate action, (ii) the Subordinated Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Royal Ahold and the Subordinated Debt Trustee, (iii) the issuance of the Subordinated Debt Securities and approval of the final terms thereof have been duly authorized by Royal Ahold by appropriate corporate action, and (iv) the Subordinated Debt Securities, in the form included in the Subordinated Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Subordinated Debt Indenture), have been duly executed and delivered by Royal Ahold and authenticated by the Subordinated Debt Trustee pursuant to the Subordinated Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Subordinated Debt Securities will constitute valid and legally binding obligations of Royal Ahold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (c) When (i) the execution of the Royal Ahold Warrant Agreement has been duly authorized by Royal Ahold by appropriate corporate action, (ii) the Royal Ahold Warrant Agreement, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Royal Ahold and the warrant agent thereunder, (iii) the issuance of the Royal Ahold Warrants and approval of the final terms thereof have been duly authorized by Royal Ahold by appropriate corporate action, and (iv) the Royal Ahold Warrants, in the form included in the Royal Ahold Warrant Agreement filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Royal Ahold Warrant Agreement), have been duly executed and delivered by Royal Ahold and countersigned by the warrant agent thereunder pursuant to the Royal Ahold Warrant Agreement and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Royal Ahold Warrants will constitute valid and legally binding obligations of Royal Ahold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (d) When (i) the execution of the Guaranteed Senior Debt Indenture has been duly authorized by Ahold Finance and Royal Ahold by appropriate corporate action, (ii) the Guaranteed Senior Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Ahold Finance, Royal Ahold and the Guaranteed Senior Debt Trustee, (iii) the issuance of the Guaranteed Senior Debt Securities and approval of the final terms thereof have been duly authorized by Ahold Finance by appropriate corporate action, (iv) the Guaranteed Senior Debt Securities, in the form included in the Guaranteed Senior Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Senior Debt Indenture), have been duly authorized, executed and delivered by Ahold Finance and Royal Ahold and authenticated by the Guaranteed Senior Debt Trustee pursuant to the Guaranteed Senior Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, and (v) the guarantees of the Guaranteed Senior Debt Securities by Royal Ahold, in the form included in the Guaranteed Senior Debt Indenture filed as an exhibit to the Registration Statement, have been duly executed and delivered by Royal Ahold, the Guarantees of Guaranteed Senior Debt will constitute valid and legally binding obligations of Royal Ahold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (e)  When  (i)  the  execution  of the  Guaranteed  Subordinated  Debt
     Indenture has been duly authorized by Ahold Finance and Royal Ahold by appropriate corporate action, (ii) the Guaranteed Subordinated Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Ahold Finance, Royal Ahold and the Guaranteed Subordinated Debt Trustee, (iii) the issuance of the Guaranteed Subordinated Debt Securities and approval of the final terms thereof have been duly authorized by Ahold Finance by appropriate corporate action, (iv) the Guaranteed Subordinated Debt Securities, in the form included in the Guaranteed Subordinated Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Subordinated Debt Indenture), have been duly executed and delivered by Ahold Finance and Royal Ahold and authenticated by the Guaranteed Subordinated Debt Trustee pursuant to the Guaranteed Subordinated Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, and
     (v) the guarantees of the Guaranteed Subordinated Debt Securities by Royal Ahold, in the form included in the Guaranteed Subordinated Debt Indenture filed as an exhibit to the Registration Statement have been duly authorized, executed and delivered by Royal Ahold, the Guarantees of Guaranteed Subordinated Debt will constitute valid and legally binding obligations of Royal Ahold under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (f) When (i) the execution of the Guaranteed Senior Debt Indenture has been duly authorized by Ahold Finance and Royal Ahold by appropriate corporate action, (ii) the Guaranteed Senior Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Ahold Finance, Royal Ahold and the Guaranteed Senior Debt Trustee, (iii) the issuance of the Guaranteed Senior Debt Securities and approval of the final terms thereof have been duly authorized by Ahold Finance by appropriate corporate action, and (iv) the Guaranteed Senior Debt Securities, in the form included in the Guaranteed Senior Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Senior Debt Indenture), have been duly executed and delivered by Ahold Finance and authenticated by the Guaranteed Senior Debt Trustee pursuant to the Guaranteed Senior Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Guaranteed
     Senior Debt Securities will constitute valid and legally binding obligations of Ahold Finance under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

          (g)  When  (i)  the  execution  of the  Guaranteed  Subordinated  Debt
     Indenture has been duly authorized by Ahold Finance and Royal Ahold by appropriate corporate action, (ii) the Guaranteed Subordinated Debt Indenture, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Ahold Finance, Royal Ahold and the Guaranteed Subordinated Debt Trustee, (iii) the issuance of the Guaranteed Subordinated Debt Securities and approval of the final terms thereof have been duly authorized by Ahold Finance by appropriate corporate action, and
     (iv) the Guaranteed Subordinated Debt Securities, in the form included in the Guaranteed Subordinated Debt Indenture filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Guaranteed Subordinated Debt Indenture), have been duly executed and delivered by Ahold Finance and Royal Ahold and authenticated by the Guaranteed Subordinated Debt Trustee pursuant to the Guaranteed Subordinated Debt Indenture and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Guaranteed Subordinated Debt Securities will constitute valid and legally binding obligations of Ahold Finance under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law); and

          (h) When (i) the execution of the Ahold Finance Warrant Agreement has been duly authorized by Ahold Finance by appropriate corporate action, (ii) the Ahold Finance Warrant Agreement, in the form filed as an exhibit to the Registration Statement, has been duly executed and delivered by Ahold Finance and the warrant agent thereunder, (iii) the issuance of the Ahold Finance Warrants and approval of the final terms thereof have been duly authorized by Ahold Finance by appropriate corporate action, and (iv) the Ahold Finance Warrants, in the form included in the Ahold Finance Warrant Agreement filed as an exhibit to the Registration Statement (with such changes or additions as permitted in the Ahold Finance Warrant Agreement), have been duly executed and delivered by Ahold Finance and countersigned by the warrant agent thereunder pursuant to the Ahold Finance Warrant Agreement and delivered and paid for as contemplated by the applicable Underwriting Agreement and the Registration Statement, the Ahold Finance Warrants will constitute valid and legally binding obligations of Ahold Finance under the laws of the State of New York, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

     Insofar as the opinion set forth herein relates to matters of the law of The Netherlands, we have relied upon the opinions of De Brauw Blackstone Westbroek N.V., Dutch counsel to Royal Ahold, dated of even date herewith and filed as Exhibits 5.1, 5.2 and 5.4 to the Registration Statement, and our opinion herein is subject to any and all exceptions and reservations set forth therein.

     We consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to our firm appearing and under the caption "Validity of Securities" in the Prospectus that is part of the Registration Statement. In giving this consent, we do not thereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Commission thereunder.

                                            Very truly yours,

                                            /s/ White & Case LLP
                                            --------------------
                                            WHITE & CASE LLP

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